UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2011

JUNIPER GROUP, INC,
(Exact name of registrant as specified in its charter)

Nevada	0-19170	11-2866771
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20283 State Road 7, Suite 300, Boca Raton, Florida 33498
(Address of principal executive offices)

(Registrant's telephone number, including area code)  (561) 807-8990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On August 3, 2010 the Company filed a Definitive Form 14-C with the SEC wherein the Company disclosed that it had obtained shareholder approval to effectuate a reverse stock split (the “Stock Split”) of the issued and outstanding shares of common stock on a basis of up to 1 for 300.  At this time the Company has no intention of effectuating the Stock Split.

ITEM 7.	Financial Statements and Exhibits

The following exhibits are included as part of this report:

Exhibit No.	Page No.	Description

None
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of February 2011.

 Juniper Group, Inc.

s/Vlado P. Hreljanovic             .
Vlado P. Hreljanovic, President